                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of l934


Date of Report (Date of earliest event reported)  December 18, 1996

                     NATIONAL PATENT DEVELOPMENT CORPORATION
             (Exact name of registrant as specified in its Charter)



         Delaware                   1-7234                  13-1926739
  (State or Other Juris-         (Commission             (I.R.S. Employer
diction of incorporation)         File Number)           Identification No.)


   9 West 57th Street,       New York, New York             10019
  (Address of Principal Executive Offices)                (Zip Code)


                                  212-826-8500
              (Registrant's telephone number, including area code)


                                Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)

                      [Exhibit Index Appears at page 5]


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         Item 2.  Acquisition or Disposition of Assets.

                  On September 27, 1996, General Physics Corporation ("General Physics"), all of the directors of General Physics and National Patent Development Corporation ("National Patent") were named as defendants in a complaint filed in the Court of Chancery of the State of Delaware. The complaint was brought by an alleged stockholder of General Physics, individually and purportedly as a class action on behalf of all other stockholders of General Physics, and alleges, among other things, purported breaches of fiduciary duty by the certain directors who are also directors of National Patent, and purported breaches of fiduciary duty by National Patent, as an alleged majority and controlling stockholder, arising primarily from the proposed merger (the "Merger") of a subsidiary of National Patent with General Physics pursuant to which General Physics will become a wholly-owned subsidiary of National Patent and each holder of General Physics Common Stock would receive shares of National Patent Common Stock.

                  On December 19, 1996, defendants entered into a Memorandum of Understanding with the plaintiff which provides that National Patent and General Physics would increase the exchange ratio of each outstanding share of General Physics Common Stock acquired in exchange for National Patent Common Stock in the Merger from .53 to .54. In addition, the "collar" was changed from a range of $9.336 to $9.914 to a range of $9.259 to $10.00; the effect of the increase in the exchange ratio and the change in the collar is that holders of General Physics Common Stock will receive an amount in value of National Patent Common Stock in the Merger in the range of between $5.00 and $5.40 (rather than $4.95 and $5.25), as long as the average market price of National Patent Common Stock is within the collar during the ten consecutive trading days preceding January 16, 1997. National Patent, General Physics and GPX Acquisition Inc., a wholly-owned subsidiary of National Patent, have entered into an Amendment to the Agreement and Plan of Merger, dated as of November 19, 1996, to reflect the foregoing changes to the Merger. The settlement is subject to, among other things, completion of discovery to confirm that the settlement is fair and reasonable and is in the best interest of General Physics' stockholders and approval of the Delaware Court of Chancery.
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Item 7.   Financial Statements and Exhibits.

         (a) Financial Statements of Business Acquired (incorporated by reference to the Registrant's Joint Proxy Statement/Prospectus filed on Form S-4 on December 19, 1996).

         (b) Pro Forma Financial Information (incorporated by reference to the Registrant's Joint Proxy Statement/Prospectus filed on Form S-4 on December 19,
1996).

         (c)  Exhibits

                  2. Amendment No. 1 to the Merger Agreement dated as of December 18, 1996 (incorporated by reference to
                          Exhibit 2.2 to the Registrant's Joint Proxy
                          Statement/Prospectus filed on Form S-4 on December 19,
                          1996).

                  20.     Press Release Dated December 20, 1996.*








--------
         *    Filed herewith.


                                      - 2 -
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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NATIONAL PATENT DEVELOPMENT CORPORATION
                                       (Registrant)


                             /s/ Scott N. Greenberg
                             ----------------------------------------
                             Vice President and Chief Financial
                             Officer







Date:  December 31, 1996


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                                  EXHIBIT INDEX


Exhibit No.                    Exhibit                                    Page
-----------                    -------                                    ----

 2 Amendment No. 1 to the Merger Agreement dated as of December 18, 1996 (incorporated by reference to Exhibit 2.2 to the Registrant's Joint Proxy Statement/Prospectus filed on Form S-4 on December 19, 1996).

 20     Press Release Dated December 20, 1996.